UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2015

CloudCommerce, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

              0-13215                                                                                    30-0050402

(Commission File Number)                                             (I.R.S. Employer Identification No.)

1933 Cliff Drive, Suite 11, Santa Barbara, California                                                93109

(Address of principal executive offices)                                                          (Zip Code)

(805) 964-3313

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 24, 2015, CloudCommerce, Inc., a Nevada corporation formerly known as Warp 9, Inc. (the "Company") amended its articles of incorporation in order to (i) increase the number of authorized shares of the Company's common stock from 495,000,000, par value $0.001 per share, to 2,000,000,000, par value $0.001 per share, and (ii) change the name of the Company from Warp 9, Inc. to CloudCommerce, Inc.  A copy of the Certificate of Amendment to Articles of Incorporation is attached to this Report as Exhibit 3.1.

Effective September 30, 2015, the Company's trading symbol is now "CLWD."  The Company has also launched a new corporate website at www.cloudcommerce.com.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)        Exhibits

3.1       Certificate of Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUDCOMMERCE, INC.

(Registrant)

Date: September 30, 2015

/s/  Andrew Van Noy.

Andrew Van Noy, Chief Executive

Officer and President